Exhibit 32.2


                       CERTIFICATION PURSUANT TO
            18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2004 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

       The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 10, 2004                  /s/ Robert L. Steer
                                        Robert L. Steer, Senior Vice President,
                                        Treasurer and Chief Financial Officer